Reorganization (Details) (USD $)	Mar. 31, 2013
Plan of Reorganization consisted of the following:
Current assets to be transferred to the post-confirmation entity	$ 1,000
Fair market value of property and equipment	0
Deposits with vendors and other assets transferred to the post-confirmation entity	0
Reorganization value	$ 1,000